Exhibit 10.2

EXECUTION COPY

DIMON Incorporated

$315,000,000 11% Senior Notes Due 2012

$100,000,000 12 3/4% Senior Subordinated Notes Due 2012

REGISTRATION RIGHTS AGREEMENT

Charlotte, North Carolina

May 13, 2005

Wachovia Capital Markets, LLC

Deutsche Bank Securities Inc.

ING Bank, N.V., London Branch

c/o Wachovia Capital Markets, LLC

As the Initial Purchasers under the Purchase Agreement

One Wachovia Center

301 South College Street

Charlotte, NC 28288-0604

Ladies and Gentlemen:

This Registration Rights Agreement (this “Agreement”) is dated as of May 13, 2005, by and among DIMON Incorporated, a Virginia corporation (the “Company”), and Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc. and ING Bank, N.V., London Branch (the “Initial Purchasers”).

This Agreement is being entered into in connection with a certain purchase agreement, dated May 10, 2005, between the Company and the Initial Purchasers (the “Purchase Agreement”), which provides for the issuance and sale by the Company to the Initial Purchasers of $315,000,000 aggregate principal amount of the Company’s 11% Senior Notes Due 2012 (the “Senior Notes”) and $100,000,000 aggregate principal amount of the Company’s 12 3/4% Senior Subordinated Notes Due 2012 (the “Senior Subordinated Notes”, and, together with the Senior Notes, collectively, the “Notes”). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Notes under the Purchase Agreement. The parties hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional Interest” has the meaning set forth in Section 4 hereto.

“Affiliate” means, with respect to any specified person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble hereto.

“Business Day” means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of Charlotte, North Carolina or New York, New York or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

“Commission” means the Securities and Exchange Commission.

“Consummate” means, with respect to a Registered Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Registered Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 2(c)(ii) hereof, (c) the Company’s acceptance for exchange of all Transfer Restricted Notes duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer and (d) the delivery of Exchange Notes by the Company to the registrar under the Indenture in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Notes duly tendered and not validly withdrawn by Holders thereof pursuant to the Registered Exchange Offer and the delivery of such Exchange Notes to such Holders. The term “Consummation” has a meaning correlative to the foregoing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Notes” means debt securities of the Company substantially identical in all material respects to the Notes (except that the Additional Interest provisions and the transfer restrictions pertaining to the Notes will be modified or eliminated, as appropriate), to be issued under the applicable Indentures in connection with the Registered Exchange Offer.

“Exchange Offer Registration Period” means the 180 day period following the Consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement or during which the Company has suspended the use of the Prospectus contained therein pursuant to Section 2(d); provided, however, that in the event that all resales of Exchange Notes (including, subject to the time periods set forth herein, any resales by Participating Broker-Dealers)

covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not thereafter remain continuously effective for such period.

“Exchange Offer Registration Statement” means a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Filing Date” has the meaning set forth in Section 2 hereto.

“Holder” means any holder from time to time of Transfer Restricted Notes or Exchange Notes (including the Initial Purchaser).

“Indentures” means the (i) indenture dated as of May 13, 2005, between the Company, as issuer of the Senior Notes, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent and registrar, and (ii) indenture dated as of May 13, 2005, between the Company, as issuer of the Senior Subordinated Notes, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent and registrar, pursuant to which the Notes are to be issued, as each such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

“Initial Purchasers” has the meaning set forth in the preamble hereto.

“Issue Date” means May 13, 2005.

“Losses” has the meaning set forth in Section 8(d) hereto.

“Majority Holders” means the Holders of a majority of the aggregate principal amount of Transfer Restricted Notes registered under a Registration Statement.

“Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

“Notes” has the meaning set forth in the preamble hereto.

“Participating Broker-Dealer” means any Holder (which may include the Initial Purchasers) that is a broker-dealer, electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes.

“Private Exchange Notes” has the meaning set forth in Section 2(g) hereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act or any similar rule that may be adopted by the Commission), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

“Purchase Agreement” has the meaning set forth in the preamble hereto.

“Registered Exchange Offer” means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes.

“Registration Statement” means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Transfer Restricted Notes (including guarantees thereof, if any) pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

“Shelf Registration” means a registration of Transfer Restricted Notes with the Commission effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(c) hereof.

“Shelf Registration Statement” means a “shelf” registration statement of the Company pursuant to the provisions of Section 3 hereof, which covers some or all of the Transfer Restricted Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and which may be in the format of an amendment to the Exchange Offer Registration Statement if permitted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Transfer Restricted Notes” means each Note upon original issuance thereof and at all times subsequent thereto, each Exchange Note as to which Section 3(a)(iii) and Section 3(a)(iv) apply upon original issuance and at all times subsequent thereto, until in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(iii) and Section 3(a)(iv) apply), (ii) with respect to Exchange Notes received by Participating Broker-Dealers in the Registered Exchange Offer, the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which a Shelf Registration Statement covering such Note or Exchange Note, as the case may be, has been declared effective by the Commission and such Note or Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Registration Statement, (iv) the date on which such Note or Exchange Note, as the case may be, can be sold without any limitations under clauses (c), (e), (f) or (h) of Rule 144 under the Act or any similar rule that may be adopted by the Commission or (v) the date on which such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Trustee” means the trustee with respect to any of the Notes or Exchange Notes, as applicable, under the applicable Indenture.

2. Registered Exchange Offer; Resales of Exchange Notes by Participating Broker-Dealers; Private Exchange. (a) The Company shall use its reasonable best efforts to prepare and, not later than 130 days from the Issue Date (or, if such 130th day is not a Business Day, by the first Business Day thereafter), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer (the date of such filing hereinafter referred to as the “Filing Date”). The Company shall use its reasonable best efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Act within 220 days from the Issue Date (or, if such 220th day is not a Business Day, by the first Business Day thereafter), and (ii) to Consummate the Registered Exchange Offer within 250 days from the Issue Date (or if such 250th day is not a Business Day, by the first Business Day thereafter).

(b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company will promptly commence and Consummate the Registered Exchange Offer. The objective of such Registered Exchange Offer is to enable each Holder electing to exchange Transfer Restricted Notes for Exchange Notes (assuming that such Holder (x) is not an “affiliate” of the Company within the meaning of the Act, (y) is not a broker-dealer that acquired the Transfer Restricted Notes in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Exchange Notes in the ordinary course of such Holder’s business, is not participating in the distribution of the Exchange Notes and has no arrangements or understandings with any person to make a distribution of the Exchange Notes) to resell such Exchange Notes from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c) In connection with the Registered Exchange Offer, the Company shall:

(i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii) keep the Registered Exchange Offer open for acceptance for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to Holders;

(iii) permit Holders to withdraw tendered Notes at any time prior to 5:00 p.m. New York City time on the last Business Day on which the Registered Exchange Offer shall remain open.

(iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

(v) comply in all material respects with all applicable laws relating to the Registered Exchange Offer.

(d) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any six-month period or an aggregate of 60 days in any twelve-month period for valid business reasons, to be determined by the Company in its reasonable judgment (but not including avoidance of its obligations hereunder), including, without limitation, pending acquisitions or divestitures of assets, mergers and combinations and similar events; provided that

(i) the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable;

(ii) the period during that the Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions; and

(iii) the Additional Interest shall accrue on the Notes as provided in Section 4 hereof.

(e) As soon as practicable after the Consummation of the Registered Exchange Offer, the Company shall (i) deliver to the applicable Trustee for cancellation all of the applicable Notes so accepted for exchange and (ii) cause the applicable Trustee promptly to authenticate and deliver to each Holder Exchange Notes equal in principal amount to the Transfer Restricted Notes of such Holder so accepted for exchange.

(f) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Act, and in the absence of an applicable exemption therefrom, (i) each Participating Broker-Dealer is required to deliver a Prospectus in connection with a sale of any Exchange Notes received by such Participating Broker-Dealer pursuant to the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities, and (ii) the Initial Purchasers are required to deliver a prospectus containing the information required by Items 507 and 508 of Regulation S-K in connection with any sales of notes in exchange for Notes constituting any portion of an unsold allotment. Accordingly, the Company will allow Participating Broker-Dealers, the Initial Purchasers and other persons, if any, with similar prospectus delivery requirements to use the Prospectus contained in the Exchange Offer Registration Statement during the Exchange Offer Registration Period in connection with the resale of such Exchange Notes and shall:

(i) include the information set forth in (i) Annex A hereto on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement, (ii) Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, (iii) Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer

Registration Statement, and (iv) Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer; and

(ii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective (subject to Section 2(d)) under the Act during the Exchange Offer Registration Period for delivery of the Prospectus included therein in connection with sales of Exchange Notes received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below.

(g) In the event that any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Transfer Restricted Notes constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser, or to the party purchasing Transfer Restricted Notes registered under the Shelf Registration Statement from such Initial Purchaser, in exchange for such Transfer Restricted Notes, a like principal amount of Exchange Notes to the extent permitted by applicable law (“Private Exchange Notes”). The Company shall use its reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Private Exchange Notes as for Exchange Notes issued pursuant to the Registered Exchange Offer.

3. Shelf Registration. (a) If (i) the Company is not permitted to file the Exchange Offer Registration Statement or to Consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any other reason the Registered Exchange Offer is not Consummated within 250 days from the Issue Date (or if such 250th day is not a Business Day, by the first Business Day thereafter), (iii) the Initial Purchasers so request with respect to Notes acquired by it directly from the Company (including, without limitation, pursuant to Section 2(g)), or one of its Affiliates, which have not been resold on or prior to the 30th Business Day following the Consummation of the Registered Exchange Offer, (iv) any Holder notifies the Company on or prior to the 30th Business Day following the Consummation of the registered Exchange Offer that (A) such Holder is not eligible to participate in the Registered Exchange Offer, if such Holder is not an Affiliate of the Company, (B) the Exchange Notes such Holder would receive would not be freely tradable, (C) such Holder is a Participating Broker-Dealer that cannot publicly resell the Exchange Notes that it acquires in the Registered Exchange Offer without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for resales following the completion of the Registered Exchange Offer, or (D) the Holder is a broker-dealer and owns Notes it has not exchanged and that it acquired directly from the Company or one of its Affiliates, or (v) in the case where an Initial Purchaser participates in the Registered Exchange Offer or acquires Private Exchange Notes pursuant to Section 2(g) hereof, an Initial Purchaser does not receive freely tradable Exchange Notes in exchange for Notes constituting any portion of an unsold allotment and such Initial Purchaser notifies the Company on or prior to the 30th day following the Consummation of the Registered Exchange Offer (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of Exchange Notes acquired in exchange for such Transfer Restricted Notes shall result in such Exchange Notes being not “freely tradable” and (y) the requirement that a Participating Broker-Dealer deliver a Prospectus in connection with sales of Exchange Notes acquired in the Registered Exchange Offer in exchange for Transfer Restricted Notes acquired as a result of market-making activities or other trading activities shall not result in such Exchange Notes being not “freely tradable”), the following provisions shall apply:

(b) The Company shall use best efforts to prepare and file with the Commission a Shelf Registration Statement prior to the 130th day following the earliest to occur of (i) the date on which the Company determines that it is not permitted to file the Exchange Offer Registration Statement or to Consummate the Exchange Offer; (ii) 250 days from the Issue Date (or if such 250th day is not a Business Day, by the first Business Day thereafter) and (iii) the date notice is given pursuant to Section 3(a)(iii), (iv) or (v) above (or if such 130th day is not a Business Day, by the first Business Day thereafter) and shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission by the 220th day after the Company becomes obligated to use its best efforts to file a Shelf Registration Statement pursuant to this Section 3(b). With respect to Exchange Notes received by the Initial Purchaser in exchange for Notes constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (b) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(c) The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective (subject to Section 3(d)) in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (i) such time as the Notes or Exchange Notes covered by the Shelf Registration Statement can be sold without any limitations under clauses (c), (e), (f) and (h) of Rule 144 or similar rule adopted by the Commission, (ii) two years from the date on which the Shelf Registration Statement has been declared effective exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Shelf Registration Statement or during which the Company has suspended the use of the Prospectus contained therein pursuant to Section 3(d) and (iii) such date as of which all the Transfer Restricted Notes have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the “Shelf Registration Period”).

(d) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any six-month period or an aggregate of 60 days in any twelve-month period for valid business reasons, to be determined by the Company in its reasonable judgment (not including avoidance of its obligations hereunder), including, without limitation, pending acquisitions or divestitures of assets, mergers and combinations and similar events; provided that

(i) the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable;

(ii) the period during that the Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions; and

(iii) the Additional Interest shall accrue on the Notes as provided in Section 4 hereof.

(e) No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder of Transfer Restricted Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

4. Additional Interest.

(a) The parties hereto agree that Holders will suffer damages if the Company fails to perform its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the Commission on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the Commission on or prior to the date specified herein for such effectiveness after such obligation arises, (iii) if the Registered Exchange Offer is required to be Consummated hereunder, the Registered Exchange Offer has not been Consummated by the Company within the time period set forth in Section 2(a) hereof, (iv) prior to the end of the Exchange Offer Registration Period or the Shelf Registration Period, the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, or proceedings have been initiated with respect to the Registration Statement under Section 8(d) or 8(e) of the Act, or (v) the aggregate number of days in any one such suspension period exceeds the period permitted pursuant to Section 2(d) or 3(d) hereof, as each may be applicable (each such event referred to in clauses (i) through (v), a “Registration Default”), then additional interest with respect to the Transfer Restricted Notes (“Additional Interest”) will accrue with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to 0.25% per annum per $1,000 principal amount of such Notes and will increase by an additional 0.25% per annum per $1,000 principal amount of such Notes for each subsequent 90-day period until such Registration Default has been cured, up to an aggregate maximum amount of Additional Interest of 1.0% per annum per $1,000 principal amount of Notes for all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the accrual of all Additional

Interest will cease and the interest rate on the Notes shall thereafter be the coupon rate. Notwithstanding the foregoing, (x) the Company will not be required to pay Additional Interest for more than one Registration Default at any one time, and (y) if the Registered Exchange Offer has been Consummated, Additional Interest related to a Registration Default for a Shelf Registration Statement shall not be payable in respect of Notes issued in the Registered Exchange Offer except to the extent entitled to registration under such Shelf Registration Statement under clause 3(a)(iii) or (iv) above.

(b) The Company shall notify the Trustee and paying agent under the applicable Indenture (or the trustee and paying agent under such other indenture under which any Transfer Restricted Notes are issued) immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Transfer Restricted Notes by depositing with the paying agent (which shall not be the Company for these purposes) for the Transfer Restricted Notes, in trust, for the benefit of the Holders thereof, prior to 11:00 a.m. on the next interest payment date specified in the applicable Indenture (or such other indenture), sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the applicable Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and include the date of the applicable Registration Default.

(c) The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Notes by reason of the happening of any Registration Default.

(d) All Additional Interest which has accrued pursuant to this Section 4 and which is outstanding with respect to any Transfer Restricted Note shall remain outstanding until paid in full (notwithstanding termination of this Agreement, Consummation of the Registered Exchange Offer or cessation of effectiveness of the Shelf Registration Period).

5. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

(a) The Company shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose.

(b) The Company shall ensure that:

(i) any Registration Statement and any amendment thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Act;

(ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(iii) any Prospectus forming part of any Registration Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

provided that no representation or agreement is made hereby with respect to information with respect to the Initial Purchasers, any underwriter or any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or provided by the Initial Purchasers, any Holder or any underwriter specifically for inclusion in any Registration Statement or Prospectus.

(c) (1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

(i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

(2) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Notes covered thereby, and, in the case of an Exchange Offer Registration Statement, any Participating Broker-Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Participating Broker-Dealer, confirm such advice in writing:

(i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Notes included in any Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

(d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

(e) The Company shall furnish to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

(f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes in connection with the offering and sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto.

(g) The Company shall furnish to each Participating Broker-Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules.

(h) The Company shall, during the Exchange Offer Registration Period and pursuant to the requirements of the Act for the resale of the Exchange Notes during the period in which a prospectus is required to be delivered under the Act (including any Commission no-action letters relating to the Registered Exchange Offer), deliver to each Participating Broker-Dealer, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Participating Broker-Dealer may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Participating Broker-Dealer in connection with the offering and sale of the Exchange Notes, as provided in Section 2(f) above.

(i) Prior to the Registered Exchange Offer or any other offering of Notes pursuant to any Registration Statement, the Company shall cooperate with the Holders of Transfer Restricted Notes included therein and their respective counsel in connection with the registration or qualification of such Transfer Restricted Notes for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Notes covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(j) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in denominations and registered in such names as Holders may request prior to sales of Transfer Restricted Notes pursuant to such Registration Statement.

(k) Subject to Section 2(d) and Section 3(d), upon the occurrence of any event contemplated by paragraph (c)(2)(iii) of this Section 5, the Company shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Notes included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) The Company shall use its reasonable best efforts to cause The Depository Trust Company (“DTC”) on the first Business Day following the effective date of any Registration Statement hereunder or as soon as reasonably possible thereafter to remove (i) from any existing CUSIP number assigned to the Transfer Restricted Notes or Exchange Notes, as the case may be, any designation indicating that such notes are “restricted securities,” which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC’s system with respect to the Transfer Restricted Notes or Exchange Notes, as the case may be. In the event the Company is unable to cause DTC to take actions described in the immediately preceding sentence, the Company shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for the Transfer Restricted Notes or Exchange Notes registered under such Registration Statement and to cause such CUSIP number to be assigned to the Transfer Restricted Notes or Exchange Notes (or to the maximum aggregate principal amount of the securities to which such number may be assigned).

(m) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

(n) The Company shall cause each Indenture to be qualified under the Trust Indenture Act in a timely manner.

(o) The Company may require each Holder of Transfer Restricted Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Notes as may, from time to time, be reasonably required by the Act, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

(p) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders reasonably request or, if the Transfer Restricted Notes are being sold in an underwritten offering, as the Managing Underwriters and the Majority Holders reasonably agree should be included therein and provided to the Company in writing for inclusion in the

Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement, in the case of clause (i) or (ii) above, concerning such Holder and/or underwriter and the distribution of such Holder’s Transfer Restricted Notes and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(q) In the case of any Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and take all other customary and appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of any Transfer Restricted Notes, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 8 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 8).

(r) In the case of any Shelf Registration Statement, the Company shall:

(i) make reasonably available for inspection by the Holders of Transfer Restricted Notes to be registered thereunder, any Managing Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Managing Underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries;

(ii) cause the Company’s respective officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Managing Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Managing Underwriter, attorney, accountant or agent, unless (x) disclosure thereof is made in connection with a court proceeding or required by law; provided that each Holder and any such Managing Underwriter, attorney, accountant or agent will, upon learning that disclosure of such information is sought in a court proceeding or required by law, give reasonable notice to the Company with enough time to allow the Company to undertake appropriate action to prevent disclosure at the Company’s sole expense, or (y) such information has previously been made or becomes available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality;

(iii) in the case of an underwritten offering of the Notes, make such representations and warranties in the underwriting agreement in form, substance and scope substantially similar to those set forth in the Purchase Agreement;

(iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Managing Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Managing Underwriters;

(v) in the case of an underwritten offering of the Notes, obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of the Transfer Restricted Notes covered by such Shelf Registration Statement (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Managing Underwriters, if any, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings;

(vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and

(vii) The foregoing actions set forth in this Section 5(r) shall be performed at (x) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (y) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(s) The Company shall, if and to the extent required under the Act and/or the Trust Indenture Act and the rules and regulations thereunder in order to register the Transfer Restricted Notes (including any guarantees thereof) under the Act and qualify the Indenture under the Trust Indenture Act, cause each guarantor, if any, to sign any Registration Statement and take all other action necessary to register any such guarantees under the applicable Registration Statement.

6. Registration Expenses. The Company shall bear all fees and expenses (including the fees and expenses, if any, of Shearman & Sterling LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer) incurred in connection with the performance of its obligations under Sections 2, 3, 4 and 5 hereof (other than brokers’, dealers’ and underwriters’ discounts and commissions and brokers’, dealers’ and underwriters’ counsel fees) and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith.

7. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Act and the Exchange Act in a timely manner and,

if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).

8. Indemnification and Contribution.

(a) (i) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Notes covered thereby, the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, in any preliminary Prospectus or Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Holder furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, (B) use of a Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 5(c); provided, further, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension or (C) if the Holder is required to but does not deliver a Prospectus or the then current Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii) The Company also agrees to indemnify or contribute to Losses, as provided in Section 8(d), of any Managing Underwriters of Transfer Restricted Notes registered under a Registration Statement, their officers and directors and each person who controls such Managing Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

(b) Each Holder of Transfer Restricted Notes covered by a Registration Statement severally agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on advice of outside counsel, that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties, provided further that such indemnifying party shall not be liable under this Section 8(c) to any indemnified party for the legal fees of more than one counsel for all indemnified parties in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction, which counsel shall be designated in writing by Wachovia Capital Markets, LLC After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the next preceding sentence or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder, unless such settlement, compromise or consent includes an unconditional release of such indemnified party and such controlling persons from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the aggregate principal amount of the Notes and (y) the total amount of Additional Interest which the Company was not required to pay as a result of registering the Transfer Restricted Notes covered by the Registration Statement which resulted in such Losses. Benefits received by any Holder shall be deemed to be equal to the value of receiving Transfer Restricted Notes registered under the Act. Benefits received by any Managing Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. Notwithstanding any other provision of this Section 8(d), the Holders of the Transfer Restricted Notes shall in no case be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Transfer Restricted Notes pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and in no case shall any Managing Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Transfer Restricted Notes purchased by such Managing Underwriter under the Registration Statement which resulted in such Losses pursuant to the terms of this Agreement. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder of Transfer Restricted Securities within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the

Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the sale by a Holder of Transfer Restricted Notes covered by a Registration Statement.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into any agreement that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that additional guarantors may become parties to this Agreement pursuant to Section 9(h) hereof by executing an amendment hereto, which need not be signed by any of the other parties hereto to become effective. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Notes are being sold pursuant to a Shelf Registration Statement or whose Notes are being exchanged pursuant to an Exchange Offer Registration Statement, as the case may be, and which does not directly or indirectly affect the rights of other Holders may be given by such Holders, determined on the basis of Notes being sold rather than registered. Notwithstanding any of the foregoing, no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 8 hereof shall be effective as against any Holder of Transfer Restricted Notes unless consented to in writing by such Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to the Initial Purchasers, as follows:

     Wachovia Capital Markets, LLC

     One Wachovia Center

     301 South College Street

     Charlotte, NC 28288-0604

     Attention: High Yield Capital Markets

(ii) if to any other Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers; and

(iii) if to the Company, as follows:

      DIMON Incorporated

      512 Bridge Street

      Danville, Virginia 24541

      Attention: Chief Financial Officer

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail, telex or telecopier.

The Company by notice to the others may designate additional or different addresses for subsequent notices or communications.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SAID STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(h) Obligations of Material Domestic Subsidiaries. If any person becomes a Material Domestic Subsidiary (as defined in the Indenture) after the date hereof and while the Company has continuing obligations under this Agreement, the Company will cause such Material Domestic Subsidiary to become a party hereto including, without limitation, for purposes of registration obligations, the guarantee of Additional Interest on a joint and several basis and indemnification and contribution pursuant to Section 8.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j) Notes Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Transfer Restricted Notes or Exchange Notes is required hereunder, Transfer Restricted Notes or Exchange Notes held by the Company or its respective Affiliates (other than subsequent Holders of Transfer Restricted Notes or Exchange Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Please confirm that the foregoing correctly sets forth the agreement between and among the Company and the Initial Purchasers.

Very truly yours,

DIMON Incorporated

By:
	Name:	Brian J. Harker
	Title:	Chairman and Chief Executive Officer

By:
	Name:	James A. Cooley
	Title:	Senior Vice President - Chief Financial Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The foregoing Agreement is hereby accepted as of the date first written above

WACHOVIA CAPITAL MARKETS, LLC as Initial Purchaser

By:
Name: Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

DEUTSCHE BANK SECURITIES INC. as Initial Purchaser

By:
Name: Title:

By:
Name: Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

ING BANK N.V., LONDON BRANCH as Initial Purchaser

By:
Name: Title:

By:
Name: Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

ANNEX A

Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, during the Exchange Offer Registration Period, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B

Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, during the Exchange Offer Registration Period, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                      2005, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” within the meaning of the Act and any profit from any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

During the Exchange Offer Registration Period, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the holders of the Notes) other than dealers’ and brokers’ discounts, commissions and counsel fees and will indemnify the holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Act.

[If applicable, add information required by Regulation S-K Items 507 and/or 508.]

ANNEX D

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

                __________________________

The undersigned represents that it is not an Affiliate of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Registered Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

ANNEX E

FORM OF LETTER TO BE PROVIDED BY THE COMPANY TO

THE DEPOSITORY TRUST COMPANY

The Depository Trust Company

55 Water Street, 50th Floor

New York, NY 10041

Re:	$315,000,000 11% Senior Notes due 2012 and $100,000,000 12 3/4% Senior Subordinated Notes due 2012 (collectively, the “Notes”) of Alliance One International Inc.

Ladies and Gentlemen:

Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-     under the Securities Act of 1933, as amended, with regard to all of the Notes referenced above. Accordingly, there is no longer any restriction as to whom such Notes may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

As always, please do not hesitate to call if we can be of further assistance.

Very truly yours,

Authorized Officer